CASH AND CASH EQUIVALENTS (Tables)	12 Months Ended
Dec. 31, 2017
CASH AND CASH EQUIVALENTS.
Schedule of cash and cash equivalents
Figures in million - SA rand	2017	2016	2015
Cash at the bank and on hand[1]	2,062.4	967.9	717.4
Total cash and cash equivalents	2,062.4	967.9	717.4

1 At 31 December 2017, restricted cash of US$6.2 million (R76.6 million) was held in a money market fund as collateral for the environmental bonding requirements in the US.